EXHIBIT 24


                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ MARGARET HAYES ADAME        (L.S.)
                                    --------------------------------
                                        Margaret Hayes Adame

                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ ROBERT G. CORBETT        (L.S.)
                                    ----------------------------
                                        Robert G. Corbett

                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ RICHARD M. FURLAUD      (L.S.)
                                    ----------------------------
                                        Richard M. Furlaud

                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ PETER A. GEORGESCU      (L.S.)
                                    ----------------------------
                                        Peter A. Georgescu

                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ RICHARD A. GOLDSTEIN    (L.S.)
                                    ----------------------------
                                        Richard A. Goldstein

                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ CARLOS A. LOBBOSCO       (L.S.)
                                    ----------------------------
                                        Carlos A. Lobbosco

                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ GEORGE ROWE, JR.        (L.S.)
                                    ----------------------------
                                        George Rowe, Jr.

                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ HENRY P. VAN AMERINGEN    (L.S.)
                                    ------------------------------
                                        Henry P. van Ameringen

                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ WILLIAM D. VAN DYKE, III      (L.S.)
                                    ----------------------------------
                                        William D. Van Dyke, III

                                POWER OF ATTORNEY


     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856, 33-66756 and 333-59689, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 13th day of June 2000.


                                    /s/ DOUGLAS J. WETMORE      (L.S.)
                                    ----------------------------
                                        Douglas J. Wetmore